UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2021

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2021, the Board of Directors (“Board”) of Ballantyne Strong, Inc. (the “Company”) appointed Michael Clark Mitchell and Larry G. Swets, Jr., to serve as directors of the Company. The appointments bring the number of directors for the Company to seven. There are no arrangements or understandings between either Mr. Mitchell or Mr. Swets and the Company or any other persons pursuant to which either Mr. Mitchell or Mr. Swets was selected as a director. There are no family relationships between either Mr. Mitchell or Mr. Swets and any of our directors or executive officers. Other than as set forth herein, neither has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Swets founded and serves as the managing member of Itasca Financial, LLC (“Itasca Financial”), which provided services related to the strategic direction of the Company. On May 19, 2020, the Company entered into a Financial and Consulting Services Agreement with Itasca Financial. During the year ended December 31, 2020, the Company paid $130,000 to Itasca Financial. The Financial and Consulting Services Agreement with Itasca Financial has since been terminated by agreement of the Company and Itasca Financial. Messrs. Mitchell and Swets will each participate in the Company’s standard non-employee director compensation program described in Amendment No. 1 to the Company’s annual report on Form 10-K/A filed with the SEC on April 28, 2021.

Item 7.01	Regulation FD Disclosure.

On October 6, 2021, the Company issued a press release regarding the appointment of Messrs. Mitchell and Swets as directors, which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 6, 2021, issued by the Company.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: October 6, 2021	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer